                            Registration No.  33-58514
                            Registration No. 811-07516

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

         Pre-Effective Amendment No. ___                               [ ]

         Post-Effective Amendment No. 8                                [X]

                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

         Amendment No. 10                                              [X]
          (Check appropriate box or boxes)
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                               MAXUS LAUREATE FUND
               (Exact Name of Registrant as Specified in Charter)

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                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code (216) 687-1000

--------------------------------------------------------------------------------

                                RICHARD A. BARONE
                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                     (Name and Address of Agent for Service)

                                    Copy to:

                             MICHAEL J. MEANEY, ESQ.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
                              2100 Bank One Center
                             600 Superior Avenue, E.
                              Cleveland, Ohio 44114

It is proposed that this filing will become effective (check appropriate box):

[X]    immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]    on (date) pursuant to paragraph (b) of Rule 485.

[ ]    60 days after filing pursuant to paragraph (a) of Rule 485.

[ ]    on (date) pursuant to paragraph (a) of Rule 485.

                               MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND
                           MAXUS OHIO HEARTLAND FUND
                          MAXUS AGGRESSIVE VALUE FUND

                                INVESTOR SHARES
                              INSTITUTIONAL SHARES

MAXUS INCOME FUND has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities.

MAXUS EQUITY FUND has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities.

MAXUS LAUREATE FUND has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This Fund pursues its objective by investing primarily in other mutual funds which invest on a global basis.

MAXUS OHIO HEARTLAND FUND has an investment objective of obtaining a high total return (a combination of income and capital appreciation). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio.

MAXUS AGGRESSIVE VALUE FUND has an investment objective of obtaining capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                           PROSPECTUS/April 30, 2000

                               MAXUS INCOME FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objective of Maxus Income Fund is to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities (such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities). Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

    Maxus Income Fund will alter the composition of its portfolio as economic and market trends change. The Adviser will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. Maxus Income Fund may invest in debt securities of any maturity.

    In selecting corporate debt securities for Maxus Income Fund the Adviser intends to invest principally in securities rated BBB or better by Standard & Poor's Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Adviser to be sound. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's Corporation and/or (ii) unrated securities which, in the opinion of the Adviser, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics. Please refer to Appendix A of this Prospectus for a description of these ratings.

    In selecting closed-end funds for Maxus Income Fund, the Adviser will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by Maxus Income Fund in selecting its direct investments in corporate debt securities. Such closed-end funds may invest in debt securities of United States or foreign issuers.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Income Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Debt Securities Risks. The Fund's portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

    - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may decrease during periods of rising interest rates.

    - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

    - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

    Closed-End Funds. The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.

Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

    In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above in "Debt Securities Risks".

    Also, certain of the closed-end funds in which Maxus Income Fund invests may invest part or all of their assets in debt securities of foreign issuers. Such investments involve the following additional risks:

    - Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss.

    - There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Income Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               MAXUS INCOME FUND
                                INVESTOR SHARES
                                    [GRAPH]

1990                                                                              1.70%
1991                                                                             19.30%
1992                                                                              7.90%
1993                                                                              8.70%
1994                                                                             -4.50%
1995                                                                             16.40%
1996                                                                              9.20%
1997                                                                             11.50%
1998                                                                              3.50%
1999                                                                             -5.70%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 7.79% (quarter ending March 31, 1991) and the lowest return for a quarter was -4.56% (quarter ending December 31, 1999).

       AVERAGE ANNUAL TOTAL RETURNS           PAST       PAST        PAST
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR    5 YEARS    10 YEARS
------------------------------------------  --------    -------    --------
Maxus Income Fund.......................     -5.72%      6.72%       6.53%
Ryan Labs Treasury Index*...............     -6.21%      6.86%       6.90%
Lehman Intermediate Corporate Index**...      0.16%      7.77%       7.89%

---------------

 * The Ryan Labs Treasury Index is an equal weighted index of all Treasuries having maturities longer than one year.

** The Lehman Intermediate Corporate Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

                               MAXUS EQUITY FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN STRATEGIES

    The investment objective of Maxus Equity Fund is to obtain a total return, a combination of capital appreciation and income. This Fund pursues this objective by investing primarily in equity securities of both smaller and larger companies. Under normal circumstances at least 65% of the Fund's total assets will consist of equity securities. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Equity Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While Maxus Equity Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Equity Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               MAXUS EQUITY FUND
                                INVESTOR SHARES
                                    [GRAPH]

1990                                                                            -10.80%
1991                                                                             36.40%
1992                                                                             13.60%
1993                                                                             24.50%
1994                                                                              0.60%
1995                                                                             22.40%
1996                                                                             19.10%
1997                                                                             28.20%
1998                                                                             -8.70%
1999                                                                             12.90%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 27.03% (quarter ending March 31, 1991) and the lowest return for a quarter was -21.06% (quarter ending September 30, 1998).

       AVERAGE ANNUAL TOTAL RETURNS           PAST       PAST        PAST
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR    5 YEARS    10 YEARS
------------------------------------------  --------    -------    --------
Maxus Equity Fund.......................     12.93%      14.02%     12.80%
Lipper Multicap Value Index*............      5.94%      17.82%     13.03%
Value Line Arithmetic Index**...........     10.56%      17.78%     13.46%

---------------

 * The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges.

** The Value Line Arithmetic Index is an equal weighted index of the more than 1,700 stocks followed by Value Line Publishing, Inc.

                              MAXUS LAUREATE FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGY

    The investment objective at Maxus Laureate Fund is to achieve a high total return, a combination of capital appreciation and income, consistent with reasonable risk. The Fund pursues this objective by investing primarily in other mutual funds which invest on a global basis. The Fund will structure its portfolio of mutual funds by (1) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

    The Fund may also seek to achieve its objective by investing in mutual funds whose investment objectives are to provide investment results which either (i) generally correspond to the performance of a recognized stock price index ("index funds"), (ii) generally correspond to a specified multiple of (for example, two times) the performance of a recognized stock price index ("leveraged index funds"),

(iii) generally correspond to the inverse (opposite) of the performance of a recognized stock price index ("bear funds") or (iv) generally correspond to a specified multiple of the inverse (opposite) of the performance of a recognized stock price index ("leveraged bear funds").

    The Fund may invest in index funds and/or leveraged index funds when the Adviser believes that equity prices in general are likely to rise in the near term. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated. The Fund may invest in bear funds and/or leveraged bear funds when the Adviser believes that equity prices in general are likely to decline in the near term. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek to profit from anticipated decreases in the indexes to which such funds generally are inversely correlated.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

    Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. Although the Fund invests exclusively in underlying funds that do not charge front-end or deferred sales loads, a sub-custodian of the Fund does impose a small transaction charge for each purchase or sale of underlying fund shares. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover will result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

MAIN RISKS

    Volatility. The value of securities in Maxus Laureate Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Foreign Exposure. Many of the underlying funds in which this Fund invests have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

    Index and Leveraged Index Funds. The Fund may invest in "index funds" or "leveraged index funds." If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

    Bear and Leveraged Bear Funds. The Fund may also invest in "bear funds" or "leveraged bear funds." If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

    Duplication of Expenses. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

    Industry Concentration. Through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                              MAXUS LAUREATE FUND
                                INVESTOR SHARES
                                    [GRAPH]

1994                                                                              -3.4%
1995                                                                              14.4%
1996                                                                              21.0%
1997                                                                               5.5%
1998                                                                              35.1%
1999                                                                              50.6%



    During the 6-year period shown in the bar chart, the highest return for a quarter was 27.10% (quarter ending December 31, 1999) and the lowest return for a quarter was -7.60% (quarter ending December 31, 1997).

       AVERAGE ANNUAL TOTAL RETURNS           PAST      PAST        SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR   5 YEARS    INCEPTION
------------------------------------------  --------   -------    ---------
Maxus Laureate Fund.....................     50.58%    25.36%      18.61%
Morgan Stanley Capital
  International World Index*............     24.94%    19.76%      16.65%

---------------

* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                           MAXUS OHIO HEARTLAND FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of income and capital appreciation). The Fund pursues this objective primarily by investing in equity securities of companies headquartered in the State of Ohio. Under normal circumstances the Fund will invest at least 65% of its total assets in such securities. Equity securities consist of common stock and securities convertible into common stock. In selecting such companies, the Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments.

    While investments may be made in all types and sizes of companies headquartered in Ohio, the primary focus of this Fund will be to invest in companies having annual revenues or a market capitalization of less than $5 billion, many of which may be traded in the over-the-counter market. However, the Fund will generally not invest in companies having annual revenues less than $25,000,000.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Ohio Heartland Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Geographic Concentration. Since this Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political or regulatory risk which may become associated with the State. For example, if adverse tax laws uniquely affecting Ohio-based companies were passed, such a development could have an adverse effect upon this Fund. This Fund also is subject to the additional risk that at certain times only a limited number of securities meeting the Fund's investment criteria may be available.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. While Maxus Ohio Heartland Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Ohio Heartland Fund by showing changes in the Fund's performance over the life of the Fund and by showing how the Fund's average annual returns for the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           MAXUS OHIO HEARTLAND FUND
                                INVESTOR SHARES
                                    [GRAPH]

1999                                                                              -11.0%

    During the one year period shown in the bar chart, the highest return for a quarter was 15.69% (quarter ending June 30, 1999) and the lowest return for a quarter was -12.12% (quarter ending September 30, 1999).

             AVERAGE ANNUAL TOTAL RETURNS                    PAST
      (FOR THE PERIODS ENDING DECEMBER 31, 1999)           ONE YEAR
      ------------------------------------------           --------
Maxus Ohio Heartland Fund..............................    -11.03%
Russell 2000 Index*....................................     20.89%

---------------

* The Russell 2000 Index is a market capitalization weighted index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

                          MAXUS AGGRESSIVE VALUE FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objectives of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between

$10,000,000 and $200,000,000. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

    As a result of its focus on smaller companies and its intent to take short-term positions in certain equity securities, this Fund may be considered to be more "aggressive" than other mutual funds having a "value" style of investing.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Aggressive Value Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance over the life of the Fund and by showing how the Fund's average annual returns for the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          MAXUS AGGRESSIVE VALUE FUND
                                INVESTOR SHARES
                                    [GRAPH]

1999                                                                             21.2%

    During the one year period shown in the bar chart, the highest return for a quarter was 21.19% (quarter ending June 30, 1999) and the lowest return for a quarter was -8.82% (quarter ending September 30, 1999).

              AVERAGE ANNUAL TOTAL RETURNS                    PAST
       (FOR THE PERIODS ENDING DECEMBER 31, 1999)           ONE YEAR
       ------------------------------------------           --------
Maxus Aggressive Value Fund.............................     21.19%
Lipper Small Cap Value Index*...........................      1.32%

---------------

* The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

                         FEES AND EXPENSES OF THE FUNDS

    This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

    Annual Fund Operating Expenses (expenses that are deducted from Fund).

                                                                                         MAXUS                    MAXUS OHIO
                             MAXUS INCOME FUND          MAXUS EQUITY FUND            LAUREATE FUND*             HEARTLAND FUND
                          ------------------------   ------------------------   ------------------------   ------------------------
                          INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL
                           CLASS         CLASS        CLASS         CLASS        CLASS         CLASS        CLASS         CLASS
                          --------   -------------   --------   -------------   --------   -------------   --------   -------------
Management Fees.........    1.00%        1.00%         1.00%        1.00%         1.00%        1.00%         1.00%        1.00%
Distribution and/or
  Service (12b-1)
  Fees..................    0.50%        0.00%         0.50%        0.00%         0.50%        0.00%         0.50%        0.00%
Other Expenses..........    0.41%        0.41%         0.33%        0.33%         0.42%        0.42%         1.38%        1.38%
Total Annual Fund
  Operating Expenses....    1.91%        1.41%         1.83%        1.33%         1.92%        1.42%         2.88%        2.38%

                              MAXUS AGGRESSIVE
                                 VALUE FUND
                          ------------------------
                          INVESTOR   INSTITUTIONAL
                           CLASS         CLASS
                          --------   -------------
Management Fees.........    1.00%        1.00%
Distribution and/or
  Service (12b-1)
  Fees..................    0.50%        0.00%
Other Expenses..........    0.60%        0.60%
Total Annual Fund
  Operating Expenses....    2.10%        1.60%

* Expenses shown do not include expenses of the underlying funds in which Maxus Laureate Fund invests.

    A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $20.00 as of the date of this Prospectus (subject to change without notice).

    EXAMPLES: THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Investor Shares
Maxus Income Fund.....................   $194     $600     $1,032     $2,233
Maxus Equity Fund.....................   $186     $576     $  990     $2,148
Maxus Laureate Fund...................   $195     $603     $1,037     $2,243
Maxus Ohio Heartland Fund.............   $291     $892     $1,518     $3,204
Maxus Aggressive Value Fund...........   $213     $658     $1,129     $2,431
Institutional Shares
Maxus Income Fund.....................   $144     $446     $  771     $1,691
Maxus Equity Fund.....................   $135     $421     $  729     $1,601
Maxus Laureate Fund...................   $145     $449     $  776     $1,702
Maxus Ohio Heartland Fund.............   $241     $742     $1,270     $2,716
Maxus Aggressive Value Fund...........   $163     $505     $  871     $1,900

                             HOW TO PURCHASE SHARES

    By this Prospectus, each Fund is offering Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

INVESTOR SHARES

    Investor Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an Investor Shares account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of each Fund.

INSTITUTIONAL SHARES

    Institutional Shares may be purchased without a sales charge by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit or retirement plan accounts or other qualified accounts, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Adviser or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals. These requirements for the purchase of Institutional Shares may be waived in the sole discretion of the Funds.

    A minimum initial investment of $1,000,000 is required to open an Institutional Shares account with subsequent minimum investments of $10,000. Investment minimums may be waived at the discretion of each Fund.

SHAREHOLDERS' ACCOUNTS

    When a shareholder invests in a Fund, Mutual Shareholder Services ("Mutual Shareholder Services"), the Transfer Agent for each Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

INITIAL PURCHASE

The initial purchase may be made by check or by wire in the following manner:

BY CHECK. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund, mailed to: Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114.

BY WIRE. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to:
Firstar, N.A. Cinti/Trust, ABA #0420-0001-3, F/F/C Account No. 19-6201 Maxus Mutual Funds DDA 483617213 (Firstar Trust). Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (216) 736-3500. The investor's bank may charge a fee for the wire transfer of funds.

SUBSEQUENT PURCHASES

Investors may make additional purchases in the following manner:

BY CHECK. Checks made payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, OH 44114.

BY WIRE. Funds may be wired by following the previously discussed wire instructions for an initial purchase.

BY TELEPHONE. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in a Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (216) 736-3500 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

SYSTEMATIC INVESTMENT PLAN

    The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call Mutual Shareholder Services at (216) 736-3500 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

PRICE OF SHARES

    The price paid for shares of a certain class of a Fund is the net asset value per share of such class of such Fund next determined after receipt by the Transfer Agent of your investment in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of each Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such Fund's investments to affect materially net asset value of its redeemable securities.

    The assets of the Funds (except Maxus Laureate Fund) are valued primarily on the basis of market quotations. The assets of Maxus Laureate Fund are valued primarily on the basis of the reported net asset values of the underlying mutual funds in which this Fund invests.

OTHER INFORMATION CONCERNING PURCHASE OF SHARES

    Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier's or certified check.

                              HOW TO REDEEM SHARES

    All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

REDEMPTION BY MAIL

    Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

    If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (216) 736-3500.

    You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. A Fund may in its discretion waive the signature guarantee in certain instances.

REDEMPTION BY TELEPHONE

    Shares may be redeemed by telephone by calling Mutual Shareholder Services at (216) 736-3500 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at (216) 687-1000. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

OTHER INFORMATION CONCERNING REDEMPTION

    A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

    Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, such Fund could be affected adversely by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

    Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000 in the case of Investor Shares or $1,000,000 in the case of Institutional Shares. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

                           SYSTEMATIC WITHDRAWAL PLAN

    Shareholders who own shares of a Fund valued at $15,000 or more may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Mutual Shareholder Services at (216) 736-3500.

                             INVESTMENT MANAGEMENT

THE INVESTMENT ADVISER

    Each Fund has retained as its investment adviser Maxus Asset Management Inc (the "Adviser"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients.

    Subject to the supervision of each Fund's Board of Trustees, the Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund.

    During 1999, the Adviser received from each Fund as compensation for its services an annual fee of 1% of such Fund's net assets.

PORTFOLIO MANAGERS

    Richard A. Barone has been the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund since the inception of each Fund. Mr. Barone has been President of the Adviser since 1976.

    Alan Miller has been the portfolio manager of Maxus Laureate Fund since January 1, 1995. Mr. Miller has been a portfolio manager with the Adviser since 1994.

    Denis J. Amato has been the portfolio manager of the Maxus Ohio Heartland Fund since its inception. Mr. Amato has been Chief Investment Officer of Gelfand Maxus Asset Management Inc., a subsidiary of RMI, since 1997. Previously, he was Managing Director of Gelfand Partners Asset Management since 1991.

RULE 12b-1 PLAN (INVESTOR SHARES ONLY)

    Each Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing and servicing fees to the Distributor for the sale, distribution and customer servicing of each Fund's Investor Shares. Such fees are payable at the annual rate of .50% of the average daily net assets of the Investor Shares of each Fund. Because Investor Shares pay marketing and servicing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and fees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

    In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

    If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

    Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

    Fund distributions may be both dividends and capital gains. Generally, distributions from Maxus Income Fund are expected to be primarily ordinary income dividends, while distributions from the other Funds are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

                              GENERAL INFORMATION

    Maxus Laureate Fund is not available to residents of the State of Montana.

    Shares of each Fund are offered exclusively by the Fund's Distributor, Maxus Securities Corp. an affiliate of the Adviser. The Distributor's address is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

    Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for each Fund's securities and cash. Mutual Shareholder Services (an affiliate of the Advisor), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is each Fund's Transfer, Redemption and Dividend Distributing Agent.

    McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

    McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue E., Cleveland, Ohio 44114, is legal counsel to the Funds and to the Adviser.

                               MAXUS INCOME FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                       01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                          TO         TO         TO         TO         TO
   INVESTOR SHARES     12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------     --------   --------   --------   --------   --------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 10.61    $ 11.31    $ 10.78    $ 10.54    $  9.73
Net Investment
  Income.............     0.86       0.72       0.67       0.70       0.72
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........    (1.43)     (0.33)      0.53       0.24       0.81
                       -------    -------    -------    -------    -------
Total From Investment
  Operations.........    (0.57)      0.39       1.20       0.94       1.53
Distributions
  Net Investment
    Income...........    (0.82)     (0.72)     (0.67)     (0.70)     (0.72)
  Capital Gains......       --      (0.37)        --         --         --
  Return of
    Capital..........       --         --         --         --         --
                       -------    -------    -------    -------    -------
Total
  Distributions......    (0.82)     (1.09)     (0.67)     (0.70)     (0.72)
                       -------    -------    -------    -------    -------
NET ASSET VALUE:
  End of Period......  $  9.22    $ 10.61    $ 11.31    $ 10.78    $ 10.54
                       =======    =======    =======    =======    =======
Total Return.........    (5.72%)     3.49%     11.47%      9.20%     16.15%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........   24,023     39,650     38,620     35,728     37,387
Ratio of Expenses to
  Average Net
  Assets.............     1.91%      1.87%      1.91%      1.92%      1.90%
Ratio of Net Income
  to Average Net
  Assets.............     7.87%      6.52%      6.08%      6.50%      7.01%
Portfolio Turnover
  Rate...............       51%        59%        70%        78%       121%

                       01/01/99   02/01/98**
                          TO          TO
INSTITUTIONAL SHARES   12/31/99    12/31/98
--------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 10.62      $ 11.31
Net Investment
  Income.............     0.87         0.33
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........    (1.43)       (0.50)
                       -------      -------
Total From Investment
  Operations.........    (0.56)       (0.17)
Distributions
  Net Investment
    Income...........    (0.83)       (0.33)
  Capital Gains......       --        (0.19)
  Return of
    Capital..........       --           --
                       -------      -------
Total
  Distributions......    (0.83)       (0.52)
                       -------      -------
NET ASSET VALUE:
  End of Period......  $  9.23      $ 10.62
                       =======      =======
Total Return.........    (5.61%)       3.54%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........    2,540          426
Ratio of Expenses to
  Average Net
  Assets.............     1.41%        1.37%*
Ratio of Net Income
  to Average Net
  Assets.............     8.37%        7.02%*
Portfolio Turnover
  Rate...............       51%          59%*

---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                               MAXUS EQUITY FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                       01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                          TO         TO         TO         TO         TO
   INVESTOR SHARES     12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------     --------   --------   --------   --------   ---------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 15.92    $ 18.23    $ 16.00     $14.57     $12.95
Net Investment
  Income.............     0.19       0.20       0.15       0.27       0.30
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........     1.86      (1.80)      4.33       2.50       2.60
                       -------    -------    -------     ------     ------
Total From Investment
  Operations.........     2.05      (1.60)      4.48       2.77       2.90
Distributions
  Net Investment
    Income...........    (0.23)     (0.20)     (0.15)     (0.27)     (0.27)
  Capital Gains......    (0.25)     (0.51)     (2.10)     (1.07)     (1.01)
  Return of
    Capital..........       --         --         --         --         --
                       -------    -------    -------     ------     ------
Total
  Distributions......    (0.48)     (0.71)     (2.25)     (1.34)     (1.28)
                       -------    -------    -------     ------     ------
NET ASSET VALUE:
  End of Period......  $ 17.49    $ 15.92    $ 18.23     $16.00     $14.57
                       =======    =======    =======     ======     ======
Total Return.........    12.93%     -8.74%     28.16%     19.13%     22.43%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........   39,885     53,279     55,637     38,765     31,576
Ratio of Expenses to
  Average Net
  Assets.............     1.83%      1.80%      1.87%      1.90%      1.96%
Ratio of Net Income
  to Average Net
  Assets.............     1.12%      1.15%      1.80%      1.71%      2.01%
Portfolio Turnover
  Rate...............       78%       118%        89%       111%       173%

                       01/01/99   02/01/98**
                          TO          TO
INSTITUTIONAL SHARES   12/31/99    12/31/98
--------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 15.92      $ 15.92
Net Investment
  Income.............     0.25           --
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........     1.86           --
                       -------      -------
Total From Investment
  Operations.........     2.11           --
Distributions Net
  Investment Income..    (0.26)          --
  Capital Gains......    (0.25)          --
  Return of
    Capital..........       --           --
                       -------      -------
Total
  Distributions......    (0.51)          --
                       -------      -------
NET ASSET VALUE:
  End of Period......  $ 17.52      $ 15.92
                       =======      =======
Total Return.........    13.26%        0.00%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........      546            0
Ratio of Expenses to
  Average Net
  Assets.............     1.33%        1.30%*
Ratio of Net Income
  to Average Net
  Assets.............     1.62%        1.65%*
Portfolio Turnover
  Rate...............       78%         118%*

---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                              MAXUS LAUREATE FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                        01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                           TO         TO         TO         TO         TO
   INVESTOR SHARES      12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------      --------   --------   --------   --------   --------
NET ASSET VALUE:
  Beginning of
    Period............   $13.29     $10.38     $10.82     $ 9.82     $ 9.62
Net Investment
  Income..............    (0.07)     (0.12)      0.52      (0.08)     (0.19)
Net Gains or Losses on
  Securities (realized
  and unrealized).....     6.78       3.76       0.07       2.14       1.57
                         ------     ------     ------     ------     ------
Total From Investment
  Operations..........     6.71       3.64       0.59       2.06       1.38
Distributions
  Net Investment
    Income............       --         --      (0.52)        --         --
  Capital Gains.......    (0.81)     (0.73)     (0.51)     (1.06)     (1.18)
  Return of Capital...       --         --         --         --         --
                         ------     ------     ------     ------     ------
Total Distributions...    (0.81)     (0.73)     (1.03)     (1.06)     (1.18)
                         ------     ------     ------     ------     ------
NET ASSET VALUE:
  End of Period.......   $19.19     $13.29     $10.38     $10.82     $ 9.82
                         ======     ======     ======     ======     ======
Total Return..........    50.58%     35.14%      5.49%     21.03%     14.41%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands).........   32,324      8,059      3,395      3,156      1,510
Ratio of Expenses to
  Average Net
  Assets..............     1.92%      2.63%      2.49%      3.92%      3.85%
Ratio of Net Income to
  Average Net
  Assets..............    -0.49%     -1.10%      4.19%     -0.73%     -1.69%
Portfolio Turnover
  Rate................     1172%      2792%      1511%      1267%      1377%

                        01/01/99   02/01/98**
                           TO          TO
 INSTITUTIONAL SHARES   12/31/99    12/31/98
 --------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period............   $13.30      $10.38
Net Investment
  Income..............     0.03       (0.11)
Net Gains or Losses on
  Securities (realized
  and unrealized).....     6.78        3.76
                         ------      ------
Total From Investment
  Operations..........     6.81        3.65
Distributions
  Net Investment
    Income............       --          --
  Capital Gains.......    (0.81)      (0.73)
  Return of Capital...       --          --
                         ------      ------
Total Distributions...    (0.81)      (0.73)
                         ------      ------
NET ASSET VALUE:
  End of Period.......   $19.30      $13.30
                         ======      ======
Total Return..........    51.29%      35.24%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands).........    1,230           9
Ratio of Expenses to
  Average Net
  Assets..............     1.42%       2.13%*
Ratio of Net Income to
  Average Net
  Assets..............     0.01%      -0.60%*
Portfolio Turnover
  Rate................     1172%       2792%*

---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                           MAXUS OHIO HEARTLAND FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                 01/01/99   02/01/98**
                                                    TO          TO
                INVESTOR SHARES                  12/31/99    12/31/98
                ---------------                  --------   ----------
NET ASSET VALUE:
  Beginning of Period..........................  $   8.16    $  10.00
Net Investment Income..........................     (0.07)      (0.05)
Net Gains or Losses on Securities (realized and
  unrealized)..................................     (0.83)      (1.79)
                                                 --------    --------
Total From Investment Operations...............     (0.90)      (1.84)
Distributions
  Net Investment Income........................        --          --
  Capital Gains................................        --          --
  Return of Capital............................        --          --
                                                 --------    --------
Total Distributions............................        --          --
                                                 --------    --------
NET ASSET VALUE:
  End of Period................................  $   7.26    $   8.16
                                                 ========    ========
Total Return...................................    -11.03%     -18.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)........     1,057       1,234
Ratio of Expenses to Average Net Assets........      2.88%       3.24%*
Ratio of Net Income to Average Net Assets......     -0.94%      -0.88%*
Portfolio Turnover Rate........................        33%          7%*

                                                 01/01/99   02/01/98**
                                                    TO          TO
             INSTITUTIONAL SHARES                12/31/99    12/31/98
             --------------------                --------   ----------
NET ASSET VALUE:
  Beginning of Period..........................  $   8.18    $  10.00
Net Investment Income..........................     (0.04)      (0.03)
Net Gains or Losses on Securities (realized and
  unrealized)..................................     (0.83)      (1.79)
                                                 --------    --------
Total From Investment Operations...............     (0.87)      (1.82)
Distributions
  Net Investment Income........................        --          --
  Capital Gains................................        --          --
  Return of Capital............................        --          --
                                                 --------    --------
Total Distributions............................        --          --
                                                 --------    --------
NET ASSET VALUE:
  End of Period................................  $   7.31    $   8.18
                                                 ========    ========
Total Return...................................    -10.64%     -18.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)........       834         753
Ratio of Expenses to Average Net Assets........      2.38%       2.74%*
Ratio of Net Income to Average Net Assets......     -0.44%      -0.38%*
Portfolio Turnover Rate........................        33%          7%*

---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                          MAXUS AGGRESSIVE VALUE FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                      01/01/99   02/01/98**
                                                         TO          TO
                  INVESTOR SHARES                     12/31/99    12/31/98
                  ---------------                     --------   ----------
NET ASSET VALUE:
  Beginning of Period...............................   $ 4.80      $  5.00
Net Investment Income...............................    (0.06)       (0.07)
Net Gains or Losses on Securities (realized and
  unrealized).......................................     1.08        (0.09)
                                                       ------      -------
Total From Investment Operations....................     1.02        (0.16)
Distributions
  Net Investment Income.............................       --           --
  Capital Gains.....................................    (0.24)       (0.04)
  Return of Capital.................................       --           --
                                                       ------      -------
Total Distributions.................................    (0.24)       (0.04)
                                                       ------      -------
NET ASSET VALUE:
  End of Period.....................................   $ 5.58      $  4.80
                                                       ======      =======
Total Return........................................    21.19%       -3.27%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands).............    9,128        3,159
Ratio of Expenses to Average Net Assets.............     2.10%        2.69%*
Ratio of Net Income to Average Net Assets...........    -0.82%       -1.33%*
Portfolio Turnover Rate.............................       96%         109%*

                                                     01/01/99    02/01/98**
                                                        TO           TO
               INSTITUTIONAL SHARES                 12/31/1999    12/31/98
               --------------------                 ----------   ----------
NET ASSET VALUE:
  Beginning of Period.............................    $ 4.82       $  5.00
Net Investment Income.............................     (0.04)        (0.05)
Net Gains or Losses on Securities (realized and
  unrealized).....................................      1.08         (0.09)
                                                      ------       -------
Total From Investment Operations..................      1.04         (0.14)
Distributions
  Net Investment Income...........................        --            --
  Capital Gains...................................     (0.24)        (0.04)
  Return of Capital...............................        --            --
                                                      ------       -------
Total Distributions...............................     (0.24)        (0.04)
                                                      ------       -------
NET ASSET VALUE:
  End of Period...................................    $ 5.62       $  4.82
                                                      ======       =======
Total Return......................................     21.60%        -2.87%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)...........     3,283         1,156
Ratio of Expenses to Average Net Assets...........      1.60%         2.19%*
Ratio of Net Income to Average Net Assets.........     -0.32%        -0.83%*
Portfolio Turnover Rate...........................        96%          109%*

---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                                   APPENDIX A
                          DESCRIPTION OF BOND RATINGS*

    AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

    BB, B, CCC AND CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

---------------

* As described by Standard & Poor's Corporation.

                    TABLE OF CONTENTS
                    -----------------
RISK/RETURN SUMMARY.......................................         2
HOW TO PURCHASE SHARES....................................        19
HOW TO REDEEM SHARES......................................        23
SYSTEMATIC WITHDRAWAL PLAN................................        25
INVESTMENT MANAGEMENT.....................................        26
DIVIDENDS, DISTRIBUTIONS AND TAXES........................        27
GENERAL INFORMATION.......................................        28
FINANCIAL HIGHLIGHTS......................................        29
APPENDIX A................................................        39

    A Statement of Additional Information (SAI) dated April 30, 2000, is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at 1-800-44-MAXUS.

    Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about each Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.
                   The Maxus Funds
                   The Tower at Erieview, 36th Floor
                   1301 East Ninth Street
                   Cleveland, Ohio 44114
                   (216) 687-1000


Investment Company Act File Nos:                              Income Fund:               811-4144
                                                              Equity Fund:               811-5865
                                                              Laureate Fund:             811-7516
                                                              Ohio Heartland and
                                                              Aggressive Value Funds:    811-8499

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2000

                               MAXUS LAUREATE FUND
                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                                 (216) 687-1000


         Maxus Laureate Fund (the "Fund") is a diversified, open-end management investment company with an investment objective of obtaining the highest total return, a combination of capital appreciation and income, consistent with reasonable risk. This Statement of Additional Information is not a prospectus. A copy of the Fund's prospectus can be obtained from the Fund's distributor, Maxus Securities Corp, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (216) 687-1000.

         The date of this Statement of Additional Information and of the prospectus to which it relates is April 30, 2000.

                                TABLE OF CONTENTS

CAPTION                                                             PAGE     LOCATION IN PROSPECTUS
-------                                                             ----     ----------------------
Fund History                                                          3      Not Applicable

Investments and Risks                                                 3      Maxus Laureate Fund - Risk/Return
                                                                             Summary

Management of the Fund                                                5      Investment Management

Ownership of Shares                                                   6      Not Applicable

Investment Advisory and Other Services                                7      Investment Management

Capital Stock and Other Securities                                    8      Not Applicable

Purchase, Redemption and Pricing                                      9      How to Purchase Shares/
                                                                             How to Redeem Shares

Taxation of Fund                                                      9      Dividends, Distributions and Taxes

Distributor                                                          10      Investment Management

Performance Data                                                     10      Not Applicable

Financial Statements                                                 13      Maxus Laureate Fund - Financial
                                                                             Highlights

                                  FUND HISTORY


         Maxus Laureate Fund (the "Fund") was organized as a Trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated February 10, 1993.


                              INVESTMENTS AND RISKS

CLASSIFICATION

         The Fund is a diversified, open-end management investment company.

INVESTMENT STRATEGIES AND RISKS

         The Fund has an investment objective of obtaining the highest total return, a combination of capital appreciation and income. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Maxus Laureate Fund - Risk/Return Summary."

         Any investment in a mutual fund involves risk, and, although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Some of the underlying funds in which the Fund invests may incur more risks than others. For example, some of the underlying funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in assets in one industry; enter into future contracts; and write (sell) or purchase options on future contracts. The risks associated with these investment policies are described in Appendix A to this Statement of Additional Information.

FUND POLICIES

         The Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Act, the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

                  1. Invest in securities other than those issued by open-end registered investment companies, including money market funds (this restriction does not preclude the use of the Custodian's money market deposit account for idle cash balances of the Fund);

                  2. Invest more than 25% of its total assets in the securities of underlying funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry, and (ii) the Fund will concentrate more than 25% of its assets in the mutual fund industry; or

                  3. Invest more than 25% of its assets in the shares of any one open-end registered investment company.

                  4. Invest in any registered investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such investment company.

                  5. Purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested in securities that are not readily marketable; for this purpose, securities which are not readily marketable include shares of an open-end registered investment company owned by the Fund in an amount exceeding 1% of the issuer's total outstanding securities.

                  6. Invest in securities of issuers which are subject to restrictions on disposition under the Securities Act of 1933 if, at the time of such purchase, more than ten percent (10%) of its assets (taken at value) would be so invested.

                  7. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of mutual funds which invest in debt securities in accordance with their objectives and policies are not prohibited.

                  8. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of investments) and then only in an amount not to exceed five percent (5%) of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

                  9. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

                  10. Purchase warrants, or purchase or write (sell) put or call options, or any combinations thereof.

                  11. Purchase or retain any securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

                  12. Invest for the purpose of exercising control or management of another issuer.

                  13. Invest in commodities or commodity futures contracts or in real estate or real estate limited partnerships, although it may invest in open-end investment companies which invest in real estate securities.

                  14. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

                  15. Underwrite securities issued by other except to the extent the Fund may be deemed to be an underwriter, under the federal securities law, in connection with the disposition of portfolio securities.

                  16. Issue securities or other obligations senior to the Fund's shares of beneficial interest.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

DEFENSIVE INVESTMENTS

         When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments, such as money market mutual funds, commercial paper, certificates of deposit and bank or savings and loan association interest-bearing demand accounts. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PORTFOLIO TURNOVER

         The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and its investment policies may require. The portfolio turnover rates in 1999, 1998 and 1997 were 1,172%, 2,792% and 1,511%, respectively. A high rate of portfolio turnover in any year will increase custodial transaction charges paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

                             MANAGEMENT OF THE FUND

         The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The day-to-day operations of the Fund are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Fund. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk. Each Trustee of the Fund is also a Trustee of Maxus Income Fund, Maxus Equity Fund and MaxFund Trust, three other open-end management investment companies.


                                            Position Held                  Principal Occupation(s)
NAME AND ADDRESS                            WITH THE FUND                    DURING PAST 5 YEARS
----------------                            -------------                  ---------------------
Richard A. Barone*                          Chairman,                  President of Maxus Securities
The Tower at Erieview, 36th Floor           Treasurer                  Corp (broker-dealer), Maxus
1301 East Ninth Street                      and Trustee                Asset Management Inc. (invest-
Cleveland, Ohio 44114                                                  ment adviser) and Resource Management
                                                                       Inc., dba Maxus Investment Group
                                                                       (financial services)

Raj Aggarwal PhD.                           Trustee                    Professor of Finance
John Carroll University                                                John Carroll University
20700 North Park Blvd.
University Heights, Ohio  44118

Denis J. Amato*                             Trustee                    Chief Investment Officer, Gelfand.
The Tower at Erieview, 36th Floor                                      Maxus Asset Management, Inc. (invest-
1301 East Ninth Street                                                 ment adviser) since 1997; previously,
Cleveland, Ohio 44114                                                  Managing Director, Gelfand Partners Asset
                                                                       Management (investment adviser)

Kent W. Clapp                               Trustee                    Chairman, Medical Mutual of Ohio
2060 East Ninth Street                                                 (health insurer)
Cleveland, Ohio  44114

Robert H. Fritz                             Trustee                    Retired
12613 West Lake Road
Vermillion, Ohio  44089

Steven M. Kasarnich                         Trustee                    President/Business Manager, Northeast
47 Alice Drive                                                         Ohio District Council of Carpenters;
Akron, Ohio  44319                                                     Executive Secretary-Treasurer, Ohio
                                                                       State Council of Carpenters

Burton D. Morgan                            Trustee                    Chairman, Morgan Bank (bank);
Park Place                                                             President, Basic Search, Inc.
10 West Streetsboro Road                                               (venture capital); Chairman,
Hudson, Ohio  44236                                                    Multi-Color Corporation (printing);
                                                                       Chairman, Morgan Funshares, Inc. (mutual
                                                                       fund)


Michael A. Rossi, C.P.A.                    Trustee                    Certified Public Accountant
6559 Wilson Mills Road
Highland Heights, Ohio  44143

Joseph H. Smith                             Trustee                    Chief Financial Officer, Diocese of
1404 East Ninth Street                                                 Cleveland
8th Floor
Cleveland, Ohio  44114

Robert J. Conrad                            Vice President             Vice President, Resource Management,
The Tower at Erieview, 36th Floor                                      Inc.; formerly Vice President, American
1301 East Ninth Street                                                 Income Plus
Cleveland, Ohio  44114

Robert W. Curtin                            Secretary                  Senior Vice President and Secretary,
The Tower at Erieview, 36th Floor                                      Maxus Securities Corp; formerly
1301 East Ninth Street                                                 Executive Vice President,
Cleveland, Ohio 44114                                                  Roulston & Company, Inc.


         No officer, director or employee of Maxus Asset Management Inc. ("MAM" or the "Investment Adviser") or of any parent or subsidiary receives any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Trustee who is not an interested person in MAM will receive from the Fund the following fees for each Board or shareholders meeting attended: $100 per meeting if net assets of the Fund are under $10,000,000; $200 per meeting if net assets of the Fund are between $10,000,000 and $50,000,000; and $300 per meeting if net assets of the Fund are over $50,000,000. The estimated fees payable to the Trustees for the most recently completed fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:



                               COMPENSATION TABLE

                                                Aggregate Compensation           Total Compensation From All MAXUS
            Name of Trustee                          From the Fund                    Funds Payable to Trustees
            ---------------                          -------------                    -------------------------
Richard A. Barone                                         $0                                     $0
Denis J. Amato                                            $0                                     $0
Raj Aggarwal                                              $0                                     $0
Kent W. Clapp                                            $500                                  $2,500
Robert H. Fritz                                           $0                                     $0
Steven M. Kasarnich                                      $600                                  $3,300
Burton D. Morgan                                         $700                                  $3,400
Michael A. Rossi                                         $600                                  $3,300
Joseph H. Smith                                          $600                                  $3,300


                               OWNERSHIP OF SHARES

         As of March 31, 2000, no person was known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

         As of March 31, 2000, all officers and Trustees as a group beneficially owned 14,349 shares, constituting 0.5% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         MAM, the Fund's investment adviser, is a wholly-owned subsidiary of Resource Management Inc., d/b/a Maxus Investment Group, an Ohio corporation ("RMI") with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of each Fund are offered. Richard A. Barone is the president and a principal shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC.

         As compensation for MAM's services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and 0.75% of average daily net assets in excess of $150,000,000. For 1999, 1998, and 1997, the Adviser received management fees from the Fund in the amounts of $179,888, $47,163 and $14,360, respectively.

         Subject to the supervision and direction of the Fund's Trustees, MAM, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund. MAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM furnishes office facilities and clerical and administrative services, and pays the salaries of all officers and employees who are employed by both it and the Fund and, subject to the direction of the Fund's Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

         Other expenses are borne by the Fund and include brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission (the "SEC") and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and Fund meetings, amortization of organizational expenses and costs incurred pursuant to the Fund's Distribution and Shareholder Servicing Plan described below.

DISTRIBUTION PLAN

         The Fund has a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays MSC 0.50% of average net assets of Investor Shares annually for the costs of activities intended to result in the sale of Investor Shares, regardless of the amount of expenses actually incurred by MSC. In 1999, $89,104 (0.50% of average net assets) was paid by the Fund to MSC pursuant to the Plan. Of such amount, $80,038 was used by MSC to compensate securities dealers and other persons and organizations for providing distribution assistance and shareholder services with respect to Investor Shares, and $9,066 was expended for advertising and marketing.

         The Fund does not participate in any joint distribution activities with respect to another series or investment company.

         The Trustees believe that the Plan has benefited and will continue to benefit the Fund and the holders of Investor Shares. Among these benefits are:
(1) reductions in the per share expenses of the Fund as a result of increased assets n the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Investment Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times.

OTHER SERVICE PROVIDERS

         The Fund has entered into an Administration Agreement with Mutual Shareholder Services ("MSS"), pursuant to which MSS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MSS maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Fund pays MSS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, the Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. For 1999, 1998 and 1997, the Fund paid MSS fees under the Administration Agreement and the Accounting Services Agreement in the amounts of $30,281, $24,713 and $21,368, respectively. MSS is a subsidiary of RMI, the parent company of the Investment Adviser.

         Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's custodian. As custodian, Star Bank maintains custody of the Fund's cash and portfolio securities.

         McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Fund. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of the Fund and examines its financial statements.


                       CAPITAL STOCK AND OTHER SECURITIES

         The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest in the Fund. Shares of the Fund or divided into two classes, Investor Shares and Institutional Shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees.

         Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by class on all matters except that (i) shares shall be voted by individual class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

         Whenever the approval of a majority of the outstanding shares of the Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a "majority" shall mean the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

         Although the Fund is not required to hold annual meetings of the shareholders, shareholders holding at least 10% of the Fund's outstanding shares have the right to call a meeting to elect or remove one or more of the Trustees of the Fund.

         Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

         The price paid for shares of a certain class of the Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of the Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.

         For purposes of pricing sales and redemptions, net asset value per share of a class of the Fund is calculated by determining the value of the class's proportional interest in the assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

         The assets of the Fund (other than cash and cash equivalents) consist of the underlying funds that are valued at their respective net asset values under the Act. An underlying fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities.


                              TAXATION OF THE FUND

         The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

         Income received by the Fund from a mutual fund in the Fund's portfolio (including dividends and distributions of short-term capital gains), as well as interest received on cash held in the Custodian's money market deposit account and net short-term capital gains received by the Fund on the sale of mutual fund shares, will be distributed by the Fund (net of expenses incurred by the Fund) and will be taxable to shareholders as ordinary income. Because the Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder, since the Fund must distribute its gain in accordance with the rules of the Code.

         Distributions of net capital gains received by the Fund from underlying mutual funds, as well as net long-term capital gains realized by the Fund from the purchase and sale of underlying mutual fund shares held by the Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than one year). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

         For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the mutual fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss only to the extent of the gain distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

         The Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains, it will be able to offset the gains to the extent of its loss carrying forwards in determining the amount of capital gains which must be distributed to its shareholders.


                                   DISTRIBUTOR

         Shares of the Fund are offered on a best-efforts basis by MSC, a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Fund.

         Pursuant to the Distribution Agreement between the Fund and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the Fund's shares, to accept such orders on behalf of the Fund as of the time of receipt of such orders and to transmit such orders to the Fund's transfer agent as promptly as practicable. MSC does not receive any commissions or other compensation for the sale of shares of the Fund. However, pursuant to the Plan, MSC receives an annual distribution fee of .50% of average net assets of Investor Shares. Certain employees of MSC may receive compensation under the Plan. See "Investment Advisory and Other Services - Distribution Plan."

         The Distribution Agreement provides that MSC shall arrange to sell the Fund's Shares as agent for the Fund and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. MSC is not obligated to sell any certain number of shares.


                                   PERFORMANCE

         From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results. The total returns for Investor Shares of the Fund for periods ended December 31, 1999 are set forth below.

                               MAXUS LAUREATE FUND

         AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
         ----------------------------             ------------------------
       One    Three   Five      Life of       One     Three   Five      Life of
       Year   Years   Years      Fund*        Year    Years   Years     Fund*
      50.58%  29.02%  24.36%    18.61%       50.58%  114.79%  197.40%   212.00%


* From commencement of operations, May 1, 1993.

         Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

         All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

         Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained from the Fund without charge.

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
Maxus Laureate Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Laureate Fund, including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Laureate Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



/s/ McCurdy & Associates CPA's, Inc.
-------------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 20, 2000

                             SCHEDULE OF INVESTMENTS
                               MAXUS LAUREATE FUND
                                DECEMBER 31, 1999

----------------------------------------------------------------------------------------------------------
SHARES/PRINCIPAL AMOUNT                                                     MARKET VALUE    % OF ASSETS
----------------------------------------------------------------------------------------------------------
MUTUAL FUNDS EQUITY
        34,423 Acorn Foreign 40                                                    686,059
        45,477 American Century Emerging Markets                                   317,885
        31,877 American Century International                                      477,205
        39,263 Artisan International                                             1,119,008
        12,634 Baron Asset                                                         742,483
         8,186 Baron Small Cap No-Load Fund                                        147,340
        15,530 Berger Small Cap Value Fund                                         336,077
        12,651 Excelsior Pacific Asia Fund                                         156,243
        43,908 Fremont Emerging Markets Fund                                       472,010
         5,468 Heartland Value Fund                                                199,569
        20,148 Invesco Financial Services Fun                                      536,329
        17,572 Invesco Worldwide Communication                                     907,254
        18,470 Janus Enterprise Fund                                             1,416,066
        26,104 Janus Mercury Fund                                                1,143,612
        23,544 Janus Overseas Fund                                                 875,828
        21,709 Lexington Small Cap Asia Growth                                     194,293
        23,278 Lexington Worldwide Emerging M                                      351,493
        15,969 Masters' Select International                                       298,137
           425 Montgomery Emerging Asia Fund                                         4,963
        23,028 Montgomery Emerging Markets Fu                                      299,829
        24,714 Montgomery Global Communication                                     910,698
         1,211 Mutual Series European Fund                                          20,446
        22,124 Oakmark International Fund                                          300,883
        17,656 Oakmark Intl Small Cap Fund                                         220,699
        56,539 Potomac Small-Cap Plus Fund                                         756,497
        18,484 Potomac US Plus Fund                                                313,309
        15,259 RS Diversified Growth Fund                                          503,545
        32,167 RS Emerging Growth Fund                                           1,951,247
        26,784 RS Internet Age Fund                                                326,226
        31,644 RS Microcap Growth Fund                                             706,936
       155,606 Rydex Arktos Fund                                                   675,332
        54,892 Rydex BioTechnology Fund Invest                                   1,271,298
        15,510 Rydex Nova Fund                                                     638,846
        14,545 Rydex OTC Fund                                                    1,197,927
        43,478 Rydex Ursa                                                          339,130
        24,046 Scudder Intl Fd Inc Latin Amer                                      626,152
        50,685 Sei Emerging Markets Fund                                           607,205
        11,341 SSGA Emerging Markets Fund                                          143,693
           189 Strong Asia Pacific Fund                                              2,242
        71,713 The Information Age Fund                                          2,566,590
         7,099 Torray FD Sh Ben Int                                                314,553
           417 Turner Small Cap Growth Fund                                         17,295


        18,358 Ultra Bear Profund Investor Sh                                      391,217
       375,934 Ultrashort Profund Investor Sh                                    1,154,118
        24,559 Van Wagoner Emerging Growth Fu                                    1,052,852
         4,288 Van Wagoner Post Venture Fund                                       163,259
        49,785 Vanguard Value Index Trust Fun                                    1,139,577
            84 Warburg Pincus Global                                                  6,030
        37,339 Warburg Pincus Emerging Market                                      469,356
        26,571 Warburg Pincus Japan Growth Fu                                      917,483
        60,700 Warburg Pincus Japan Small Com                                    1,674,720
                                                                                 ---------

                                                                                32,061,044          95.55%
 CASH EQUIVALENTS
     2,061,049 Firstar Treasury Fund 4.51%                                       2,061,049           6.14%

               Total Investments (Cost - $25,331,648)                           34,122,093         101.69%

               Other Assets Less Liabilities                                      (568,009)         -1.69%

               Net Assets                                                       33,554,084         100.00%


                        STATEMENT OF ASSETS & LIABILITIES
                               MAXUS LAUREATE FUND
                                DECEMBER 31, 1999

ASSETS:
     Investment Securities at Market Value                                                  $ 34,122,093
      (Identified Cost - $25,331,648)
     Receivables:
       Receivable for investment securities sold                                                 841,227
       Receivable for capital gains from Mutual Funds                                              3,588
       Dividends and interest receivable                                                         153,446
       Receivable for shareholder purchases                                                      131,944
                                                                                             -----------
TOTAL ASSETS                                                                                  35,252,298
                                                                                             -----------

LIABILITIES:
     Payable for investment securities purchased                                                 320,055
     Payable to custodian bank                                                                 1,265,562
     Payable for shareholder redemptions                                                          38,396
     Accrued Expenses                                                                             74,201
                                                                                             -----------
TOTAL LIABILITIES                                                                              1,698,214
                                                                                             -----------
NET ASSETS                                                                                 $  33,554,084
                                                                                             ===========
NET ASSETS CONSIST OF:
     Capital Paid In                                                                          24,760,583
     Accumulated undistributed realized gain/loss on investments                                   3,056
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                                        8,790,445
                                                                                             -----------
NET ASSETS                                                                                    33,554,084
                                                                                             ===========
Net Assets:
     Investors Shares                                                                         32,324,451
     Institutional Shares                                                                      1,229,633
                                                                                             -----------
          Total                                                                               33,554,084
                                                                                             ===========
Shares of capital stock
     Investors Shares                                                                          1,684,679
     Institutional Shares                                                                         63,705
                                                                                             -----------
          Total                                                                                1,748,384
                                                                                             ===========

Net asset value per share                                                                   $      19.19
     Investors Shares                                                                        -----------
                                                                                            $      19.30
     Institutional Shares                                                                    -----------



                             STATEMENT OF OPERATIONS
                               MAXUS LAUREATE FUND
                                DECEMBER 31, 1999


INVESTMENT INCOME:
Dividend income                                                                                          $    170,007
Interest income                                                                                                89,605
                                                                                                         ------------
TOTAL INCOME                                                                                                  259,612
                                                                                                         ------------
EXPENSES:
Investment advisory fees (Note 2)                                                                             179,888
Distribution fees (Investor shares)                                                                            89,104
Distribution fees (Institutional shares)                                                                            -
Transfer agent fees/Accounting and Pricing                                                                     30,281
Audit                                                                                                          10,000
Custodial fees                                                                                                  9,847
Registration and filing fees                                                                                    8,692
Legal                                                                                                           7,294
Trustee fees                                                                                                    3,000
Printing & Other Miscellaneous                                                                                  9,524
                                                                                                         ------------
TOTAL EXPENSES                                                                                                347,630


Net Investment Income (Loss)                                                                                  (88,018)


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized Gain (Loss) on Investments                                                                           691,830
Distribution of Realized Capital Gains from other Investment Companies                                        774,010
Unrealized Gain (Loss) from Appreciation (Depreciation) on Investments                                      7,654,002
                                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments                                                      9,119,842
                                                                                                         ------------

                                                                                                         $  9,031,824
Net Increase (Decrease) in Net Assets from Operations                                                    ============


                       STATEMENT OF CHANGES IN NET ASSETS
                               MAXUS LAUREATE FUND
                                DECEMBER 31, 1999

                                                       MAXUS LAUREATE FUND
                                                     01/01/99       01/01/98
                                                        TO             TO
                                                     12/31/99       12/31/98
                                                     --------       --------
FROM OPERATIONS:
     Net Investment Income                         $   (88,018)    $  (52,762)
     Net Realized Gain (Loss) on Investments         1,465,840        468,275
     Net Unrealized Appreciation (Depreciation)      7,654,002      1,125,684
                                                     ---------      ---------
Increase (Decrease) in Net Assets from               9,031,824      1,541,197
                                                     ---------      ---------
Operations

DISTRIBUTIONS TO INVESTOR SHAREHOLDERS:
     Net Investment Income                                   -              -
     Net Realized Gain (Loss) from Security
     Transactions                                   (1,325,042)      (417,895)

DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
     Net Investment Income                                   -              -
     Net Realized Gain (Loss) from Security
     Transactions                                      (49,724)          (463)
                                                       -------          -----

Change in net assets from distributions              (1,374,766)      (418,358)
                                                    -----------      --------
FROM CAPITAL SHARE INVESTOR TRANSACTIONS:
     Proceeds from sale of shares                   20,167,724      4,466,895
     Dividend reinvestment                           1,316,761        409,387
     Cost of shares redeemed                        (4,743,183)    (1,335,080)

FROM CAPITAL SHARE INSTITUTIONAL TRANSACTIONS:
     Proceeds from sale of shares                    1,037,951          8,323
     Dividend reinvestment                              49,724            464
     Cost of shares redeemed                               (24)             -
                                                    ----------      ---------
Change in net assets from capital transactions      17,828,953      3,549,989
                                                    ----------      ---------
Change in net assets                                25,486,011      4,672,828

NET ASSETS:
     Beginning of period                             8,068,073      3,395,245
                                                     ---------      ---------
     End of period                                  33,554,084      8,068,073
                                                    ==========      =========


INVESTOR SHARE TRANSACTIONS:
     Issued                                           1,297,316        359,049
     Reinvested                                          70,228         30,744
     Redeemed                                          (289,429)      (110,248)
                                                      ---------       --------
Net increase (decrease) in shares                     1,078,115        279,545
Shares outstanding beginning of period                  606,564        327,019
                                                      ---------        -------
Shares outstanding end of period                      1,684,679        606,564
                                                      =========        =======

INSTITUTIONAL SHARE TRANSACTIONS:
     Issued                                              60,405            633
     Reinvested                                           2,633             35
     Redeemed                                                (1)             -
                                                      ---------        -------
Net increase (decrease) in shares                        63,037            668
Shares outstanding beginning of period                      668              -
                                                      ---------        -------
Shares outstanding end of period                         63,705            668
                                                      =========        =======

                              FINANCIAL HIGHLIGHTS
                               MAXUS LAUREATE FUND

INVESTOR SHARES                            01/01/99     01/01/98    01/01/97    01/01/96     01/01/95
                                              TO           TO          TO          TO           TO
                                           12/31/99     12/31/98    12/31/97    12/31/96     12/31/95
                                           --------     --------    --------    --------     --------
Net Asset Value -
     Beginning of Period                      $ 13.29      $ 10.38     $ 10.82      $ 9.82       $ 9.62
Net Investment Income                           (0.07)       (0.12)       0.52       (0.08)       (0.19)
Net Gains or Losses on Securities
     (realized and unrealized)                   6.78         3.76        0.07        2.14         1.57
                                              -------     -------      ------      -------      -------
Total from Investment Operations                 6.71         3.64        0.59        2.06         1.38
Distributions
     Net investment income                       0.00         0.00       (0.52)       0.00         0.00
     Capital gains                              (0.81)       (0.73)      (0.51)      (1.06)       (1.18)
     Return of capital                           0.00         0.00        0.00        0.00         0.00
                                                 ----         ----        ----        ----         ----
          Total Distributions                   (0.81)       (0.73)      (1.03)      (1.06)       (1.18)
                                               ------       ------      ------      ------       ------
NET ASSET VALUE -
     END OF PERIOD                            $ 19.19      $ 13.29     $ 10.38     $ 10.82       $ 9.82
                                              =======      =======     =======     =======        =====

Total Return                                    50.58%       35.14%       5.49%      21.03%       14.41%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (thousands)        32,324        8,059       3,395       3,156        1,510
Ratio of expenses to average net assets          1.92%        2.63%       2.49%       3.92%        3.85%
Ratio of net income to average net              -0.49%       -1.10%       4.19%      -0.73%       -1.69%
assets
Portfolio turnover rate                          1172%        2792%       1511%       1267%        1377%


INSTITUTIONAL SHARES                          01/01/99     2/1/98**
                                                 to          to
                                              12/31/99     12/31/98
                                              --------     --------
Net Asset Value -
     Beginning of Period                      $ 13.30      $ 10.38
Net Investment Income                            0.03        (0.11)
Net Gains or Losses on Securities
     (realized and unrealized)                   6.78         3.76
                                              -------      -------
Total from Investment Operations                 6.81         3.65
Distributions
     Net investment income                       0.00         0.00
     Capital gains                              (0.81)       (0.73)
     Return of capital                           0.00         0.00
                                                 ----         ----
          Total Distributions                   (0.81)       (0.73)
                                              -------      -------
NET ASSET VALUE -
     END OF PERIOD                            $ 19.30      $ 13.30
                                              =======      =======

Total Return                                    51.29%       35.24%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (thousands)         1,230            9
Ratio of expenses to average net assets          1.42%        2.13%*
Ratio of net income to average net               0.01%       -0.60%*
assets
Portfolio turnover rate                          1172%        2792%*


*annualized
**commencement of operations

                          NOTES TO FINANCIAL STATEMENTS
                               MAXUS LAUREATE FUND
                                DECEMBER 31, 1999


  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated February 10, 1993. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This fund pursues its objective by investing exclusively in shares of other open-end registered investment companies, commonly called mutual funds. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION
     The Fund intends to invest exclusively in other open-end management investment companies (mutual funds). The investments in mutual funds are carried at market value. The market quotation used for mutual funds is the net asset value on the date on which the valuation is made.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER
     Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to accumulated undistributed net realized gains.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc, a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


  3.)RELATED PARTY TRANSACTIONS
     Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $179,888 in investment advisory fees during the fiscal year ended December 31, 1999.

     The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund's shares. The Fund has entered into a distribution agreement to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $89,104 for distribution expenses. Resource Management, Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $30,281 for services rendered to the Fund for the fiscal year ending December 31, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. The fees collected by Maxus Securities represent transaction charges imposed by the custodian. Maxus Securities pays these charges to the custodian without a mark-up.



     At December 31, 1999, both Resource Management and Maxus Securities Corp owned 10,000 shares in the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.


  4.) CAPITAL STOCK AND DISTRIBUTION
     At December 31, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $24,760,583.


     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

  5.)PURCHASES AND SALES OF SECURITIES
     During the fiscal year ending December 31, 1999 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $195,870,642 and $180,600,501 respectively.


  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.


     At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:



         APPRECIATION       (DEPRECIATION)       NET APPRECIATION (DEPRECIATION)
         ------------          --------------    -------------------------------
           9,896,795             (1,106,350)                8,790,445

                                   APPENDIX A

              DESCRIPTION OF VARIOUS STRATEGIES (AND RELATED RISKS)
                                   EMPLOYED BY
                       FUNDS IN WHICH THE FUND MAY INVEST

         As described in this Statement of Additional Information under "Investments and Risks," the Fund may invest in the shares of open-end investment companies (or "mutual funds"). These mutual funds (referred to in this Appendix as "underlying funds") may incur certain risks which are described in this Appendix A.

FOREIGN SECURITIES

         An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments.

         Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

         Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investment that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs relating to domestic securities.

FOREIGN CURRENCY TRANSACTIONS

In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

HIGH-YIELD SECURITIES

         The Fund may, from time to time, invest in shares of underlying funds which invest in lower-rated securities (rated BBB or lower by Standard & Poor's Corporation Rating Service) or in unrated securities, when, in the view of the Adviser, such investments are consistent with the Fund's investment objective. Certain risk factors that investors should recognize as being associated with the Adviser's discretion to invest in such underlying funds are set forth below.

In general, when interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Prices of lower-rated securities (also sometimes referred to as "high-yield" securities) have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities.

The values of lower-rated securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Further, securities rated BB or lower by Standard & Poor's are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases, such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the underlying fund's ability to receive payments when senior securities are in default or to recover full principal. Many issuers of lower-rated corporate debt securities are substantially leveraged, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Upon any default, the underlying fund may incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

In addition, lower-rated securities may tend to trade in markets that are relatively less liquid than the market for higher rated securities. It is thus possible that the underlying fund's ability to dispose of such securities, when its investment adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the underlying fund's ability to dispose of particular issues when necessary to meet the underlying fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the underlying fund to accurately value lower-rated securities and, consequently, value the fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

The market for "high yield" fixed-income securities has not weathered a major economic recession and it is unknown what effect a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Standard & Poor's Corporation ("S&P") is a private service that provides rates of the credit quality of debt obligations. A description of ratings assigned to commercial paper and corporate debt obligations by S&P can be found in Appendix A to this Prospectus. These ratings represent S&P's opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by an underlying fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum rating required for purchase by an underlying fund.

CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES

Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium. Illiquid Securities

An underlying fund may invest in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. A considerable period may elapse between an underlying fund's decision to sell securities and the time when the fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, the underlying fund might obtain a less favorable price than prevailed when it decided to sell.

INDUSTRY CONCENTRATION

   An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

OPTION ACTIVITIES

         An underlying fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

         An underlying fund may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

An underlying fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

         An underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

         In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

FUTURES CONTRACTS

   An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporation, guarantee performance of the contracts.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund's portfolio securities thus declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

   A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

   There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

   In addition, the market price of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

   Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

OPTIONS ON FUTURES CONTRACTS

   An underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

   As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

SHORT SALES

   An underlying fund may sell securities short. In a short sale, the fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the fund. Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

   The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral
(1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

   An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amounts of any gain will be decreased and the amount of any loss in creased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

   A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

WARRANTS

   An underlying fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of the warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

MASTER DEMAND NOTES

   Although the Fund itself will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

REPURCHASE AGREEMENTS

   Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the Investment Company Act of 1940 to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

LOANS OF PORTFOLIO SECURITIES

   An underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned;
(3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

HEDGING

   An underlying fund may employ many of the investment techniques described in this section not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

   An underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.

        Exhibit
        NUMBER           DESCRIPTION

        a                Amended and Restated Declaration of Trust. (1)

        b                Amended and Restated By-Laws. (1)

        c                None.

        d                Investment Advisory and Administration Agreement.(2)

        e                Distribution Agreement. (1)

        f                None.

        g                Custody Agreement. (3)

        h(1)             Administration Agreement. (1)

        h(2)             Accounting Services Agreement. (1)

        i                Opinion and consent. (4)

        j                Consent of Independent Auditors.

        k                None.

        l                Subscription Agreement between the Fund and Resource
                         Management Inc. (2)

        m                Distribution and Shareholder Servicing Plan. (1)

        n                Rule 18f-3 Plan*

        p                Code of Ethics

        q                Financial Data Schedule

(1) Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 6 to Registration Statement No. 33-58514.

(2) Incorporated by reference to the corresponding exhibit to Registration Statement No. 33-58514.

(3) Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 5 to Registration Statement No. 33-58514.

(4) Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-53514.


*   To be filed by Amendment

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  The Fund, together with Maxus Income Fund, Maxus Equity Fund and MaxFund Trust (three other investment companies), may be deemed to be under common control on the basis of the fact that all officers and Trustees of the Fund are also officers and Trustees of the other three funds.

                  In addition, the Fund and Resource Management Inc. (together with its subsidiaries, MAM and MSC) may be deemed to be under common control of Richard A. Barone, the Chairman of the Fund and the President and controlling shareholder of Resource Management Inc.

Item 25. INDEMNIFICATION

         Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust filed as Exhibit a. The application of these provisions is limited by Article 10 of the Registrant's Amended and Restated By-laws filed as Exhibit b and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

                  The directors of Maxus Asset Management, Inc. ("MAM") are Richard A. Barone, N. Lee Dietrich and Sanford A. Fox. The business and employment of Mr. Barone is described in the Statement of Additional Information under "Management of the Fund." Mr. Dietrich is retired and Dr. Fox is an endodontist in private practice.

                  The officers of MAM are Mr. Barone and Robert W. Curtin. The employment of Mr. Curtin is described in the Statement of Additional Information under "Management of the Fund."

Item 27. PRINCIPAL UNDERWRITERS.

                  (a) Maxus Securities Corp, the distributor for the Fund, also distributes securities for Maxus Income Fund, Maxus Equity Fund and MaxFund Trust.

                  (b) The following information is provided with respect to each director and officer of Maxus Securities Corp:

                  Name and Principal                  Position & Offices                  Position & Offices
                   Business Address                    With Underwriter                    With Registrant
                   ----------------                    ----------------                    ---------------
         Richard A. Barone                     President, Treasurer and Director  Chairman, Treasurer and a Trustee
         The Tower at Erieview
         36th Floor
         1301 East Ninth Street
         Cleveland, Ohio 44114

         Robert W. Curtin                      Senior Vice President and          Secretary
         The Tower at Erieview                 Secretary
         36th Floor
         1301 East Ninth Street
         Cleveland, Ohio 44114



                                     -C-2-

Item 28. LOCATION OF ACCOUNTS AND RECORDS.

                  All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at The Tower at Erieview, 10th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45201.

Item 29. MANAGEMENT SERVICES.

                  Not Applicable.

Item 30. UNDERTAKINGS.

                  Not Applicable.


                                     -C-3-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 27th day of April, 2000.

                                           MAXUS LAUREATE FUND


                                           By: /s/ Richard A. Barone
                                              ----------------------------------
                                           Richard A. Barone, Chairman


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                 Title                                     Date

/s/ Richard A. Barone
-----------------------
Richard A. Barone         Chairman, Treasurer                April 27, 2000
                          and Trustee (Principal
                          Executive Officer,
                          Financial Officer and
                          Accounting Officer)
/s/ Raj Aggarwal
-----------------------
Raj Aggarwal              Trustee                            April 27, 2000

/s/ Denis J. Amato
-----------------------
Denis J. Amato            Trustee                            April 27, 2000

/s/ Kent W. Clapp
-----------------------
Kent W. Clapp             Trustee                            April 27, 2000

/s/ Robert H. Fritz
-----------------------
Robert H. Fritz           Trustee                            April 27, 2000

/s/ Steven M. Kasarnich
-----------------------
Steven M. Kasarnich       Trustee                            April 27, 2000

/s/ Burton D. Morgan
-----------------------
Burton D. Morgan          Trustee                            April 27, 2000

/s/ Michael A. Rossi
-----------------------
Michael A. Rossi          Trustee                            April 27, 2000

/s/ Joseph H. Smith
-----------------------
Joseph H. Smith           Trustee                            April 27, 2000



                                     -C-4-